Exhibit 10.2

Execution Version

First Amendment to Amended and Restated Credit Agreement

This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”), dated as of July 24, 2013, is by and among EPL Oil & Gas, Inc. (f/k/a Energy Partners, Ltd.) a Delaware corporation (the “Borrower”), the Lenders party hereto, and Bank of Montreal, as administrative agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.        The Borrower, the Lenders and agents party thereto, and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of October 31, 2012 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

B.        The Borrower has requested that the Administrative Agent and the Lenders amend Section 1.01 and Section 9.04(a)(iv) of the Credit Agreement and add Exhibit H to the Credit Agreement as described herein.

C.        The Lenders and the Administrative Agent agree to amend the Credit Agreement as described herein upon the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Amendments to the Credit Agreement.  Section 9.04(a)(iv) of the Credit Agreement is hereby amended by restating Section 9.04(a)(iv) in its entirety as follows:

“(iv)    the Borrower may make Restricted Payments to the holders of its Equity Interests in an aggregate amount not to exceed during any calendar year, commencing in calendar year 2013, $150,000,000; provided,  however, that notwithstanding the foregoing, the aggregate of all Restricted Payments made under this Section 9.04(a)(iv) from and after June 30, 2012 shall not exceed (A) an amount equal to the sum of (1)  $40,000,000 plus  (2) 50% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) from June 30, 2012 to the end of the Borrower’s most recently ended fiscal quarter for which financial statements have been delivered under Section 8.01(a) or (b) (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit) plus  (3) 100% of the aggregate net cash proceeds received by the Borrower (and the fair market value of any Property to the extent acquired in consideration of Equity Interests of the Borrower (other than Disqualified Capital Stock)) after June 30, 2012 as a contribution to its common equity capital or from the issuance or sale of Equity Interests of the Borrower (other than Disqualified Capital Stock) or from the issuance or sale of convertible or exchangeable Disqualified Capital Stock or convertible or exchangeable debt securities of the Borrower that have been converted into or exchanged for such Equity Interests

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(other than Equity Interests (or Disqualified Capital Stock or debt securities) sold to a Subsidiary of the Borrower) or (B) an amount equal to 75% of the amount of the “Restricted Payments” (as defined in any Senior Indenture) that are permitted under any Senior Indenture for such period; provided,  further,  however, that such Restricted Payments under this Section 9.04(a)(iv) may be made only so long as (A) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing (1) at the time of the declaration of such Restricted Payment, (2) at the time of the payment or making of such Restricted Payment or (3) after giving pro forma effect to such declaration or such payment or the making of such Restricted Payment and any substantially concurrent incurrence of Indebtedness, (B) the Borrower is in pro forma compliance with the financial covenants described in Section 9.01 as of the most recently ended four (4) quarter period for which financial statements are required to be delivered under Section 8.01(a) or (b) after giving effect to the declaration and payment or making of such Restricted Payment and any substantially concurrent incurrence of Indebtedness, (C) at the time of and immediately after giving effect to each of the declaration and payment or making of such Restricted Payment and any substantially concurrent incurrence of Indebtedness, the resulting amount of (x)  the lesser of the Aggregate Maximum Credit Amounts and the Borrowing Base less (y) the total Credit Exposure of all Lenders shall equal or exceed the greater of $100,000,000 and an amount equal to 15% of the lesser of the Aggregate Maximum Credit Amounts and the Borrowing Base, and (D) prior to the making of any Restricted Payment, the Borrower delivers a certificate substantially in the form of Exhibit H hereto with appropriate insertions to the Administrative Agent certifying as to the satisfaction of the conditions set forth in the immediately foregoing clauses (A), (B) and (C) and certifying that the aggregate amount of all such Restricted Payments made from the first day of the relevant calendar year up to and including the date of such Restricted Payment.”

(c)      Addition of Exhibit H to the Credit Agreement.  A new Exhibit H is hereby added to the Credit Agreement in the form attached hereto as Annex I.

2.         Conditions to Effectiveness.              This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this First Amendment (including the Ratification attached hereto) signed on behalf of the Majority Lenders,  the Borrower and the Guarantors.  The Administrative Agent shall notify the Borrower in writing of the effectiveness of this First Amendment, and each such notice shall be conclusive and binding.

3.         Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that:

(a)            each of the representations and warranties of each Loan Party set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects (except that each such representation and warranty that is qualified by materiality is true and correct in all respects) on and as of the First Amendment Effective Date as if made on and as of the First Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which

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case, such representations and warranties are true and correct in all material respects (except that each such representation and warranty that is qualified by materiality is true and correct in all respects) as of such specified earlier date;

(b)      no Default or Event of Default has occurred and is continuing;

(c)            the execution, delivery and performance by the Borrower of this First Amendment, and by each Guarantor of the Ratification attached hereto, are within such Loan Party’s corporate, limited liability company or limited partnership power and have been duly authorized by all necessary corporate, limited liability company and limited partnership, and, if required, stockholder, member or partner action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested);

(d)            this First Amendment constitutes the legal, valid and binding obligation of the Borrower, and the Ratification attached hereto constitutes the legal, valid and binding obligation of each Guarantor party thereto, in each case, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e)            the execution, delivery and performance by the Borrower of this First Amendment and by each Guarantor of the Ratification attached hereto (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this First Amendment or any other Loan Document or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained or made and are in full force and effect, other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder or under any Loan Document, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this First Amendment or any other Loan Document,  (ii) will not violate any applicable law or regulation or Organization Document of any Loan Party or any Subsidiary of the Borrower or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary of the Borrower or any Property thereof, or give rise to a right thereunder to require any payment to be made by such Loan Party or such Subsidiary, and (iv) will not result in the creation or imposition of any Lien on any Collateral or any other Property of the Borrower or any Subsidiary thereof (other than the Liens created by the Loan Documents).

4.         Miscellaneous.

(a)

Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable and invoiced out-of-

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pocket expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders, pursuant to Section 12.03(a) of the Credit Agreement.  The agreement set forth in this Section 4(a) shall survive the termination of this First Amendment and the Credit Agreement.

(a)

No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this First Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith, or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This First Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or the Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise.  All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this First Amendment, as though such terms and conditions were set forth herein.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this First Amendment.

(b)	Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(c)

Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

(d)

Entire Agreement.  This First Amendment and the documents referred to herein constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.  This First Amendment is a Loan Document executed under the Credit Agreement.

(e)

Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by

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facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

(f)	Successors. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers or other duly authorized representatives as of the date first above written.

BORROWER:

EPL OIL & GAS, INC.

By:/s/ Tiffany J. Thom

Tiffany J. Thom

Senior Vice President and Chief Financial

Officer

Signature Page to
First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT

AND LENDER:  BANK OF MONTREAL, as Administrative Agent and a Lender

By: /s/ Kevin Utsey

Kevin Utsey

Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CO-SYNDICATION AGENT

AND LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:      /s/ Matthew L. Molero

Name: Matthew L. Molero

Title:   Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CO-SYNDICATION AGENT

AND LENDER:

NATIXIS

By:      /s/ Louis P. Laville, III

Name: Louis P. Laville, III

Title:   Managing Director

By:      /s/ Stuart Murray

Name: Stuart Murray

Title:   Managing Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CO-SYNDICATION AGENT

AND LENDER:

REGIONS BANK

By:      /s/ Michael Kutcher

Name: Michael Kutcher

Title:   Assistant Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CO-DOCUMENTATION AGENT

AND LENDER:

THE BANK OF NOVA SCOTIA

By:      /s/ Terry Donovan

Name: Terry Donovan

Title:   Managing Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

CO-DOCUMENTATION AGENT

AND LENDER:

KEYBANK NATIONAL ASSOCIATION

By:      /s/ Chulley Bogle

Name: Chulley Bogle

Title:   Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

LENDER:                                                            CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:      /s/ Vipul Dhadda

Name: Vipul Dhadda

Title:   Authorized Signatory

By:      /s/ Michael Sparght

Name: Michael Sparght

Title:   Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Credit Agreement

LENDER:                                                            IBERIABANK

By:      /s/ Cameron Jones

Name: Cameron Jones

Title:   Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

LENDER:                                                            WHITNEY BANK

By:      /s/ Liana Tchernysheva

Name: Liana Tchernysheva

Title:   Senior Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

LENDER:                                                            ING CAPITAL LLC

By:      /s/ Charles Hall

Name: Charles Hall

Title:   Managing Director

Signature Page to

First Amendment to Amended and Restated Credit Agreement

LENDER:                                                            ASSOCIATED BANK, N.A.

By:      /s/ Farhan Igbal

Name: Farhan Igbal

Title:   Senior Vice President

Signature Page to

First Amendment to Amended and Restated Credit Agreement

ANNEX I

EXHIBIT H

FORM OF RESTRICTED PAYMENT CERTIFICATE

EPL OIL & GAS, INC.

[________] [___], 201[__]

             This certificate is delivered pursuant to Section 9.04(a)(iv) of the Amended and Restated Credit Agreement, dated as of October 31, 2012, as amended from time to time, by and among EPL Oil & Gas, Inc. (f/k/a Energy Partners. Ltd.), as the Borrower, Bank of Montreal, as Administrative Agent and Issuing Bank and the lenders and agents party thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).  Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

 The undersigned hereby certifies that [he][she] is the [_____________] of the Borrower and further certifies, represents and warrants  for and on behalf of the Borrower (as of the date hereof) to each of the following statements:

1.

Restricted Payment.  The Borrower proposes to make a Restricted Payment pursuant to Section 9.04(a)(iv) of the Credit Agreement, which such Restricted Payment shall be made in the amount of $[_______] (the “Proposed Restricted Payment”).

2.

No Default or Deficiency.  No Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing (or will have occurred and be continuing) (a) at the time of the declaration of the Proposed Restricted Payment, (b) at the time of the payment or making of the Proposed Restricted Payment or (c) after giving pro forma effect to such declaration or such payment or the making of the Proposed Restricted Payment and any substantially concurrent incurrence of Indebtedness.

3.

Financial Covenant Compliance. The Borrower is in pro forma compliance with the financial covenants described in Section 9.01 of the Credit Agreement as of the most recently ended four (4) quarter period for which financial statements are required to be delivered under Section 8.01(a) or (b) of the Credit Agreement after giving effect to the declaration and payment or making of the Proposed Restricted Payment and any substantially concurrent incurrence of Indebtedness.

4.

Availability.  At the time of and immediately after giving effect to each of the declaration and payment or making of the Proposed Restricted Payment and any substantially concurrent incurrence of Indebtedness, the resulting amount of the lesser of the Aggregate Maximum Credit Amounts and the Borrowing Base less (y) the total Credit Exposure of all Lenders shall equal or exceed the greater of $100,000,000 and an amount equal to 15% of the lesser of the Aggregate Maximum Credit Amounts and the Borrowing Base.

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Exhibit H

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IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed and delivered, and the certifications, representations and warranties contained herein to be made, by its Authorized Officer as of the date hereof.

EPL OIL & GAS, INC. By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit H

RATIFICATION

Each of the undersigned guarantors  (each, a “Guarantor”) hereby agrees that its liabilities under the Amended and Restated Guaranty and Collateral Agreement dated as of October 31, 2012  (the “Guaranty and Collateral Agreement”), including, without limitation, guaranteeing the indebtedness, obligations and liabilities of EPL Oil & Gas, Inc. (f/k/a Energy Partners, Ltd.) under that certain Amended and Restated Credit Agreement, dated as of October 31, 2012 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and under the other Loan Documents (as defined in the Credit Agreement) to which it is a party, shall remain enforceable against such Guarantor in accordance with the terms of the Guaranty and Collateral Agreement and the other Loan Documents and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of the First Amendment to Amended and Restated Credit Amendment to which this Ratification is attached.  Each Guarantor hereby confirms and ratifies its liabilities under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party in all respects.  Each Guarantor acknowledges and agrees that this Ratification constitutes a part of the First Amendment to Amended and Restated Credit Agreement to which it is attached.

EPL PIPELINE, L.L.C

EPL OF LOUISIANA, L.L.C.

EPL PIONEER HOUSTON, INC.

ANGLO-SUISSE OFFSHORE PIPELINE

PARTNERS, LLC

By:

Name:

Title:

DELAWARE EPL OF TEXAS, LLC

By:

Name:

Title:

Exhibit H

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